--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1997


Dear Trust Shareholder:

      After experiencing higher interest rates in the face of a resilient stock market and stronger economic growth for the first few months of 1997, bond investors were comforted by more moderate economic data released during the second quarter which allowed the bond market to recapture some of its losses.

      Our outlook for the bond market is cautiously optimistic. Over the short term, we believe that the recent rally may continue, since inflation news has been positive and U.S. securities appear cheap relative to their global counterparts. Additionally, Fed Chairman Greenspan appears to be comfortable allowing the economy to expand in the absence of rising inflationary pressures. Thus, we do not foresee another tightening in the immediate future in the absence of a visible inflation shock. However, recent wage increases, the buoyant stock market and record levels of consumer confidence could lead to stronger consumer spending and overall economic growth in the third quarter. Therefore, an uninterrupted decline in yields is by no means a certainty.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and to review the major investment themes of the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.


Sincerely,



/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
-----------------------------                     ------------------------------
    Laurence D. Fink                                  Ralph L. Schlosstein
    Chairman                                          President

                                                                   July 31, 1997
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Advantage Term Trust Inc. ("the Trust") for the six months ended June 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or shortly before December 31, 2005 while providing monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:

                               ----------------------------------------------------------
                                    6/30/97      12/31/96     CHANGE      HIGH       LOW
-----------------------------------------------------------------------------------------
  STOCK PRICE                        $8.875        $8.625      2.90%     $8.9375   $8.375
-----------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)             $10.19        $10.10       0.89%    $10.24     $9.87
-----------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE               6.51%         6.42%      +9 bp      6.97%     6.26%
-----------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The strong economic growth witnessed during the fourth quarter of 1996 spilled over into the first quarter of 1997. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, labor markets continued to strengthen. In an effort to subdue this growth, the Federal Reserve raised the Federal funds rate by 25 basis points at their March 25 policy meeting as a pre-emptive strike against inflation.

      After expanding at a blistering pace of 5.9% during the first quarter, the U.S. economy's growth rate slowed in the second quarter of 1997. Signs of an economic slowdown were prevalent in a broad range of industrial and consumer indicators, including lower factory orders, decreased consumer spending, and higher inventories. In addition, inflationary forces remained benign according to year-over-year comparisons for the consumer and producer indices. These indicators allowed the Federal Reserve to maintain interest rate levels at their May 20 and July 2 policy meetings and wait for more definite signs of inflation before increasing interest rates.

      The market for mortgage-backed securities (MBS) significantly outperformed the broader investment grade bond market for the six months ended June 30, 1997. Strong investor demand for higher yielding "spread product", which offers a yield premium over comparable maturity Treasury securities, boosted prices in the mortgage sector. For the period, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.91% total return versus the 3.11% return of the LEHMAN BROTHERS AGGREGATE INDEX. In the corporate bond market, strong fundamentals created by steady economic growth, low inflation, and rising corporate profits drove the sector to outperform comparable maturity Treasuries. Corporate yields rose during March and April as interest rates drifted higher and the stock market faltered. However, a benign inflationary outlook and strong corporate earnings led to a reversal of performance in May and June.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
  COMPOSITION                                JUNE 30, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------
  Taxable Zero-Coupon Bonds                        29%             33%
--------------------------------------------------------------------------------
  U. S. Government Securities                      18%             10%
--------------------------------------------------------------------------------
  Corporate Bonds                                  12%             16%
--------------------------------------------------------------------------------
  Mortgage Pass-Throughs                           10%             10%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs      9%             10%
--------------------------------------------------------------------------------
  Strip Mortgage-Backed Securities                  5%              5%
--------------------------------------------------------------------------------
  CMO Residuals                                     5%              4%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities             5%              4%
--------------------------------------------------------------------------------
  Municipal Bonds                                   3%              4%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs  3%              3%
--------------------------------------------------------------------------------
  Municipal Zero Coupon Bond                        1%              1%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                            RATING % OF CORPORATES
--------------------------------------------------------------------------------
        CREDIT RATING                JUNE 30, 1997          DECEMBER 31, 1996
--------------------------------------------------------------------------------
      AA or equivalent                     6%                      00%
--------------------------------------------------------------------------------
       A or equivalent                    42%                      46%
--------------------------------------------------------------------------------
      BBB or equivalent                   52%                      54%
--------------------------------------------------------------------------------


      In seeking the primary investment objective of returning the initial offer price upon maturity, the Trust continued to emphasize securities offering both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2005. To that end, the Trust remained primarily invested in zero coupon bonds, investment grade corporate bonds, U.S. Treasury securities and well-structured mortgage-backed securities. Over the period, the Trust opportunistically sold selected corporate bonds whose yield spreads versus comparable maturity Treasury securities had narrowed significantly due to price appreciation. Proceeds from the sale of these securities were invested in Treasury securities maturing on or shortly before the Trust's termination date.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Advantage Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




    /s/ Robert S. Kapito                    /s/ Michael P. Lustig
    --------------------------------        --------------------------------
    Robert S. Kapito                        Michael P. Lustig
    Vice Chairman and Portfolio Manager     Principal and Portfolio Manager
    BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.



--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BAT
--------------------------------------------------------------------------------
   Initial Offering Date:                                       April 27, 1990
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/97:                               $8.875
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/97:                                  $10.19
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/97 ($8.875)1:             7.04%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.052083
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.6250
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                     VALUE
RATING*    (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--146.4%
                 MORTGAGE PASS-THROUGHS--14.3%
                 Federal Home Loan Mortgage
                   Corporation,
        $ 1,860+   6.50%, 8/01/25 - 11/01/25 ..............       $ 1,781,653
          5,974+   9.50%, 1/01/05, 15 Year ................         6,211,695
            975  Federal Housing Administration,
                   Alzheimer Care Center,
                   8.125%, 12/25/37 .......................         1,011,615
             18  Federal National Mortgage
                   Association,
                   9.50%, 7/01/20 .........................            19,400
                 Government National Mortgage
                   Association,
          3,750    8.00%, 12/15/99 ........................         3,836,700
            924    9.50%, 1/15/17 - 5/15/20 ...............           997,390
                                                                  -----------
                                                                   13,858,453
                                                                  -----------

                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--16.0%
  BBB     1,000  DLJ Mortgage Acceptance
                   Corporation, Series 1997 CF,
                   Class B1, 7.91%, 4/15/07 ...............         1,038,125
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
          3,200    Series 1295, Class 1295-JB,
                     3/15/07 ..............................         2,850,688
            908    Series 1541, Class 1541-TB,
                     7/15/23 (ARM) ........................           566,096
          1,220    Series 1607, Class 1607-S,
                     10/15/13 (ARM) .......................           964,289
            460    Series 1655, Class 1655-SB,
                     12/15/08 (ARM) .......................           401,329
            773    Series 1661, Class 1661-SJ,
                     3/15/08 (ARM) ........................           557,691
            433    Series 1666, Class 1666-SB,
                     1/15/24 (ARM) ........................           380,661
                 Federal National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
          2,503    Trust 1992-129, Class 129-J,
                     7/25/20 (ARM) ........................         2,112,432
            259    Trust 1993-59, Class 59-SC,
                     11/25/07 (ARM) .......................           249,842
            944    Trust 1993-183, Class 183-SE,
                     10/25/23 (ARM) .......................           706,609
          1,444    Trust 1993-193, Class193-E,
                     9/25/23 ..............................           520,432
            238    Trust 1993-193, Class 193-PC,
                     9/25/23 ..............................           220,791
          1,000    Trust 1994-13, Class 13-SM,
                     2/25/09 (ARM) ........................           768,750
          1,590    Trust 1994-37, Class 37-SC,
                     3/25/24 (ARM) ........................         1,296,527
          2,941    Trust 1997-30, Class 30-I,
                     1/25/23 (I) ..........................           966,963
  AAA     2,000  NYC Mortgage Loan Trust,
                   Mortgage Pass Through,
                   6.75% 6/25/11 ..........................         1,924,375
                                                                  -----------
                                                                   15,525,600
                                                                  -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--7.7%
  A       1,000  CS First Boston Mortgage
                   Securities Corporation,
                   Series 1995-AEW 1, Class C,
                     7.458%, 11/25/27 .....................         1,007,031
  AAA     1,000  Goldman Sachs Mortgage
                   Securities Corporation,
                   Series 1996- PL, Class A2,
                     7.41%, 2/15/27 .......................         1,018,281
  AAA       917  LTC Commercial Mortgage Corp.,
                   Series 1996-1, Class 1-A,
                     7.06%, 4/15/28 .......................           918,155
                 Merrill Lynch Mortgage Investors
                   Incorporated, Multiclass Mortgage
                   Pass-Through Certificates,
  BBB     1,000    Series 1995-C1, Class C,
                     7.98%, 5/25/15........................         1,025,090
  BBB       500    Series 1996-C1, Class D,
                     7.42%, 4/25/28. ......................           500,255
  BBB     1,000  Morgan Stanley Capital 1
                   Incorporated, Commercial
                   Mortgage Pass-Through,
                   Series 1995-GA1, Class D,
                     7.98%, 8/15/27 .......................         1,042,177
  AAA       500  Salomon Brothers, Series 1997-TZH,
                     Class A1, 3/25/25 ....................           506,250
  AAA     1,150  Sears Mortgage Securities
                   Corporation, Series 1993-7,
                   Class A15, 9.92%,
                     4/25/08, (ARM) .......................         1,025,668
  AAA       500  Structured Asset Securities
                   Corporation, Series 1996- CFL,
                   Class B, 6.303%, 2/25/28 ...............           489,397
                                                                  -----------
                                                                    7,532,304
                                                                  -----------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                     VALUE
RATING*    (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 CORPORATE BONDS--17.7%
                 FINANCE & BANKING--9.0%
  A3  $ 1,000@   American Savings Bank,
                     6.625%, 2/15/06 ......................       $   953,685
  A2    1,525    Equitable Life of America,
                     Zero Coupon, 12/01/98 - 12/01/05 .....           918,857
  Ba1   1,000    Macsaver Financial Services Inc.,
                     7.875%, 8/01/03 ......................         1,006,060
  BBB   1,900    PaineWebber Group Inc.,
                     7.875%, 2/15/03 ......................         1,969,749
  AA    1,000    Salomon Inc.,
                     6.75%, 1/15/06 .......................           956,090
  A2    1,425    Smith Barney Holdings Inc.,
                     7.98%, 3/01/00 .......................         1,472,176
  A     1,485    Transamerica Finance Corporation,
                     6.75%, 6/01/00 .......................         1,488,995
                                                                  -----------
                                                                    8,765,612
                                                                  -----------
                 INDUSTRIALS--3.5%
  Baa3  1,000    Burlington Industries Inc.,
                     7.25%, 9/15/05 .......................           969,350
  BBB   1,000@@  Tele-Communications, Inc.,
                     8.25%, 1/15/03 .......................         1,034,830
  A3    2,142    Union Pacific Corp.,
                   Zero Coupon,
                     11/01/98 - 5/01/05 ...................         1,362,927
                                                                  -----------
                                                                    3,367,107
                                                                  -----------
                 UTILITIES--2.1%
  BBB   1,000    360 Communications Co.,
                     7.50%, 3/01/06 .......................           998,340
  Baa3  1,000    NRG Energy Inc.,
                     7.625%, 2/01/06 ......................         1,002,140
                                                                  -----------
                                                                    2,000,480
                                                                  -----------
                 OTHER--3.1%
  Baa3  1,000    Empresa Electric Guacolda SA,
                     7.95%, 4/30/03 .......................         1,019,420
  Baa1  1,000    Empresa Electric Pehuhuenche,
                     7.30%, 5/01/03 .......................         1,004,603
  A3    1,000    Israel Electric Corp. Ltd.,
                     7.25%, 12/15/06 ......................           991,970
                                                                  -----------
                                                                    3,015,993
                                                                  -----------
                 ASSET-BACKED SECURITIES--1.0%
  AAA     992    Structured Mortgage Asset
                   Residential Trust,
                     1997-3, 8.724%, 4/15/06 ..............           997,277
                                                                  -----------
                 STRIPPED MORTGAGE-BACKED
                   SECURITIES--6.3%
                 Collateralized Mortgage Obligation,
  AAA   1,218      Trust 26, Class A, 4/23/17, (P/O) ......           993,465
  AAA      97      Trust 29, Class A, 5/23/17, (P/O) ......            72,641
                 Federal Home Loan Mortgage
                   Corporation, Multiclass Mortgage
                   Participation Certificates,
        6,441      Series G-25, Class S,
                     8/25/06 (I/O) ........................           259,578
        3,082      Series 1700, Class 1700-B,
                     7/15/23 (P/O) ........................         2,872,825
        1,500      Series 1946, Class 1946-N,
                     10/15/08 (P/O) .......................           943,125
        1,500      Series 1946, Class 1946-SN,
                     8.186%, 10/15/08 (I/O) ...............           402,891
                 Federal National Mortgage
                   Association,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23 (P/O) .......................           376,105
          287      Trust 1993-243, Class 243-C,
                     11/25/23 (P/O) .......................           202,057
                                                                  -----------
                                                                    6,122,687
                                                                  -----------
                 U.S GOVERNMENT SECURITIES--
                   26.7%
        1,739    Small Business Administration,
                   Participation Certificates,
                   Series 1995-10, Class 10-C,
                     7.35%, 8/01/05 .......................         1,753,945
                 U.S. Treasury Notes,
          300      5.875%, 10/31/98 .......................           299,673
        2,805++    6.50%, 10/15/06 ........................         2,793,163
       10,500+     6.625%, 3/31/02 ........................        10,595,130
       18,000+   U.S. Treasury Strips,
                   Zero Coupon, 11/15/05 ..................        10,438,560
                                                                  -----------
                                                                   25,880,471
                                                                  -----------
                 TAXABLE ZERO COUPON BONDS--
                   43.0%
       10,000    Vanguard Prime Money Market
                   Strip, 12/31/04 ........................         5,987,000
       12,407      Aid to Israel, 2/15/05 - 8/15/05 .......         7,310,402
                 Government Trust Certificates,
        5,220      Class 2F, 5/15/05 ......................         3,122,604
       13,760      Class T-1, 5/15/05 .....................         8,174,816
       22,926++  Resolution Funding Corporation,
                   7/15/05 ................................        13,450,226
        6,216    Tennessee Valley Authority,
                   11/01/05 ...............................         3,570,470
                                                                  -----------
                                                                   41,615,518
                                                                  -----------
                 MUNICIPAL BONDS--4.4%
  AAA   1,494    Kern County California, Pension
                   Obligation, Zero Coupon,
                   8/15/98 - 8/15/05 ......................           926,424
                 Long Beach California,
  AAA   1,476      Pension Obligation, Taxable
                   Refunding, Zero Coupon,
                   9/01/98 - 9/01/05 ......................           930,693


See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                       VALUE
RATING*  (000)             DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 MUNICIPAL BONDS--(CONT'D)
  AAA   $ 500    Long Beach California,
                   Pension Obligation, Taxable
                   Refunding, 7.09%, 9/01/09 ..............       $   492,910
                 Los Angeles County California,
  Baa1     34      Pension, Series 4,
                   Zero Coupon 6/30/99 ....................            29,692
  Baa1  1,474      Pension, Series D,
                   Zero Coupon,
                   12/31/98 - 6/30/05 .....................           862,975
  AAA   1,000      Pension, Series A, Asset,
                   Guaranty, 8.62%, 6/30/06 ...............         1,105,500
                                                                  -----------
                                                                    4,348,194
                                                                  -----------
                 MUNICIPAL ZERO COUPON BONDS--1.3%
  AAA   1,000    Alameda County California
                   Pension Obligation, Capital
                   Appreciation Taxable, Series B,
                     12/01/05 .............................           547,650
  AAA   1,000    Alaska Energy Power Authority,
                   Revenue Bond,
                   First Series, Zero Coupon,
                     7/01/05 ..............................           668,890
                                                                  -----------
                                                                    1,216,540
                                                                  -----------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS***--8.0%
                 Federal Home Loan Mortgage
                   Corporation, Multiclass
                   Mortgage Participation
                   Certificates,
           10      Series 114, Class 114-RS,
                     1/15/21 ..............................         2,162,623
           10      Series 1035, Class 1035-R,
                     1/15/21 ..............................           751,500
                 Federal National Mortgage
                   Association, REMIC Pass-
                   Through Certificates,
           20      Trust 1990-26,
                   Class 26-R, 3/25/20 ....................           499,066
        4,462++    Trust 1994-72
                   Class L, 4/25/24 (REMIC) ...............         4,291,540
                                                                  -----------
                                                                    7,704,729
                                                                  -----------
                 Total Long-Term Investments
                   (cost $136,204,420).....................       141,950,965

                 SHORT-TERM INVESTMENTS--4.0%
                 CORPORATE BONDS--0.2%
           70    Equitable Life of America,
                   Zero Coupon, 12/01/97-6/01/98...........            66,763
          106    Union Pacific Corp.,
                   Zero Coupon, 11/01/97-5/01/98 ..........           102,924
                                                                  -----------
                                                                      169,687
                                                                  -----------
                 MUNICIPAL BONDS--0.2%
           67    Kern County California, Pension,
                   Zero Coupon, 8/15/97-2/15/98 ...........            65,119
           68    Long Beach California,Pension
                   Obligation,Zero Coupon,
                   9/01/97-3/01/98 ........................            66,209
           34    Los Angeles County California,
                   Pension, Series 4, Zero Coupon,
                   12/31/97-6/30/98 .......................            64,636
                                                                  -----------
                                                                      195,964
                                                                  -----------
                 REPURCHASE AGREEMENT--3.6%
        3,455    State Street Bank and Trust Co.
                   Repo,  5.60%  dated  6/30/97
                   due  7/1/97  in the  amount  of
                   $3,455,537 (cost $3,455,000
                   collateralized by $3,460,000 U.S.
                   Treasury  Note,
                   6.25% due 3/31/99 value
                   including  accrued
                   interest $3,526,742) ...................         3,455,000
                                                                  -----------
                 Total Short-Term Investments
                   (cost $3,821,546) ......................         3,820,651
                                                                  -----------
                 Total Investments--150.4%
                   (cost $140,025,966) ....................       145,771,616
                 Liabilities in excess of other
                   assets--(50.4%) ........................       (48,882,713)
                                                                  -----------
                 NET ASSETS--100% .........................       $96,888,903
                                                                  ===========
----------
   * Using the higher of Standard & Poor's or Moody's rating.
  ** Private placements restricted as to resale.
 *** Illiquid securities representing 5.3% of portfolio assets.
   + (Partial)  principal  amount pledged as collateral  for reverse  repurchase agreements.
  ++ Entire  principal  amount  pledged as  collateral  for  reverse  repurchase agreements.
   @ (Partial) principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
--------------------------------------------------------------------------------
  ARM    -- Adjustable Rate Mortgage.
  CMO    -- Collateralized Mortgage Obligation.
  I      -- Denotes a CMO with interest only characteristics.
  I/O    -- Interest Only.
  P      -- Denotes a CMO with principal only characteristics.
  P/O    -- Principal Only.
  REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value
  (cost $140,025,966) (Note 1) ..........................         $ 145,771,616
Cash ....................................................                49,247
Interest receivable .....................................               883,701
Due from broker-variation margin ........................               170,957
Receivable for investments sold .........................                 2,326
                                                                  -------------
                                                                    146,877,847
                                                                  -------------

LIABILITIES
Reverse repurchase agreements (Note 4) ..................            45,551,921
Payable for investments purchased .......................             4,207,036
Interest payable ........................................                72,936
Dividends payable .......................................                49,085
Advisory fee payable (Note 2) ...........................                39,768
Administration fee payable (Note 2) .....................                 7,954
Other accrued expenses ..................................                60,244
                                                                  -------------
                                                                     49,988,944
                                                                  -------------
NET ASSETS ..............................................         $  96,888,903
                                                                  =============

Net assets were comprised of:
  Common stock, at par (Note 5) .........................         $      95,107
  Paid-in capital in excess of par ......................            87,687,396
                                                                  -------------
                                                                     87,782,503
  Undistributed net investment income ...................             4,174,159
  Accumulated net realized loss .........................              (548,392)
  Net unrealized appreciation ...........................             5,480,633
                                                                  -------------
  Net assets, June 30, 1997 .............................         $  96,888,903
                                                                  =============
Net asset value per share:
  ($96,888,903 divided by 9,510,667 shares of
  common stock issued and outstanding) ..................                $10.19
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (including net discount
    accretion of $2,156,229 and net of interest
    expense of $1,015,721) ....................................     $ 4,766,200
                                                                    -----------
Operating expenses
  Investment advisory .........................................         237,326
  Administration ..............................................          47,465
  Reports to shareholders .....................................          59,000
  Custodian ...................................................          15,000
  Transfer agent ..............................................          13,000
  Audit .......................................................           8,000
  Directors ...................................................           7,000
  Legal .......................................................           1,000
  Miscellaneous ...............................................          22,762
                                                                    -----------
    Total operating expenses ..................................         410,553
                                                                    -----------
Net investment income .........................................       4,355,647
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .................................................       1,442,802
  Futures .....................................................        (193,345)
  Written Options .............................................          57,500
                                                                    -----------
                                                                      1,306,957
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .................................................      (1,778,592)
  Futures .....................................................        (546,625)
                                                                    -----------
                                                                     (2,325,217)
                                                                    -----------
Net loss on investments .......................................      (1,018,260)
                                                                    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................................     $ 3,337,387
                                                                    ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
  Interest received ............................................   $  5,518,273
  Operating expenses and excise taxes paid .....................       (471,509)
  Interest expense paid ........................................     (1,101,097)
  Purchase of short-term
    portfolio investments, net .................................     (1,280,233)
  Purchase of long-term portfolio investments ..................    (47,974,204)
  Proceeds from disposition of long-term
    portfolio investments ......................................     30,298,765
  Variation margin on futures ..................................       (810,096)
                                                                   ------------
  Net cash flows used for operating
    activities .................................................    (15,820,101)
                                                                   ------------
  Cash flows provided by financing activities:
Increase in reverse repurchase agreements ......................     18,619,296
    Cash dividends paid ........................................     (2,922,856)
                                                                   ------------
    Net cash flows provided by financing activities15,696,440
                                                                   ------------
  Net decrease in cash .........................................       (123,661)
  Cash at beginning of period ..................................        172,908
                                                                   ------------
  Cash at end of period ........................................   $     49,247
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO NET CASH
FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................   $  3,337,387
                                                                   ------------
Increase in investments ........................................    (22,945,337)
Net realized gain ..............................................     (1,306,957)
Decrease in unrealized appreciation ............................      2,325,217
Increase in receivable for investments sold ....................         (1,892)
Increase in interest receivable ................................       (262,648)
Increase in due from broker-variation margin ...................        (70,126)
Decrease in interest payable ...................................        (85,376)
Increase in payable for investments purchased ..................      3,323,523
Decrease in accrued expenses and other
  liabilities ..................................................       (133,892)
                                                                   ------------
  Total adjustments ............................................    (19,157,488)
                                                                   ------------
Net cash flows used for operating activities ...................   $(15,820,101)
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                                ENDED         YEAR ENDED
                                               JUNE 30,       DECEMBER 31,
                                                1997              1996
                                                ----              ----
INCREASE (DECREASE)
IN NET ASSETS

Operations:

  Net investment income ..............     $  4,355,647      $  5,415,374

  Net realized gain (loss) on
    investments, short sales
    and futures ......................        1,306,957        (3,553,823)

  Net change in unrealized
    appreciation (depreciation)
    on investments, short
    sales and futures ................       (2,325,217)          387,245
                                           ------------      ------------

  Net increase in net assets
    resulting from operations ........        3,337,387         2,248,796

  Dividends from net investment
    income ...........................       (2,476,597)       (5,943,922)
                                           ------------      ------------

    Total increase (decrease) ........          860,790        (3,695,126)


NET ASSETS

Beginning of period ..................       96,028,113        99,723,239
                                           ------------      ------------

End of period ........................     $ 96,888,903      $ 96,028,113
                                           ============      ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                          SIX MONTHS
                                                            ENDED                     YEAR ENDED DECEMBER 31,
                                                           JUNE 30,      -----------------------------------------------
                                                             1997        1996      1995       1994      1993       1992
                                                            ------       ----      ----       ----      ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................     $10.10      $10.49    $ 9.00     $10.73    $10.43     $10.96
                                                            ------      ------    ------     ------    ------     ------
   Net investment income (net of $.11, $.22,
     $.47, $.25, $.16 and $.18, respectively, of
     interest expense) ................................       0.46         .57       .74        .53       .56       1.38
   Net realized and unrealized gain (loss) on
     securities .......................................      (0.11)       (.33)     1.42      (1.53)      .57      (1.01)
                                                            ------      ------    ------     ------    ------     ------
Net increase (decrease) from investment
   operations .........................................       0.35         .24      2.16      (1.00)     1.13        .37
                                                            ------      ------    ------     ------    ------     ------
Dividends from net investment income ..................      (0.26)       (.63)     (.67)      (.73)     (.83)      (.90)
                                                            ------      ------    ------     ------    ------     ------
Net asset value, end of period* .......................     $10.19      $10.10    $10.49     $ 9.00    $10.73     $10.43
                                                            ------      ------    ------     ------    ------     ------
Market value, end of period* ..........................     $8.875      $8.625    $8.625     $ 7.75    $10.75    $10.625
                                                            ------      ------    ------     ------    ------     ------
TOTAL INVESTMENT RETURN+: .............................      5.99%       7.30%    20.31%    (22.16%)    9.33%      2.52%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ..................................      0.87%+++    0.91%     1.00%      1.06%     1.07%      1.08%
Net investment income .................................      9.20%+++    5.80%     7.53%      5.38%     5.09%     13.09%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .....................    $95,517     $93,370   $93,044    $92,932  $102,302    $99,967
Portfolio turnover ....................................        23%         76%       94%       142%       18%         3%
Net assets, end of period (in thousands) ..............    $96,889     $96,028   $99,723    $85,567  $102,094    $99,149
Reverse repurchase agreements outstanding,
   end of period (in thousands) .......................    $45,552     $26,933   $48,581    $42,176  $ 50,000    $43,823
Asset coverage++ ......................................    $ 3,127     $ 4,565   $ 3,053    $ 3,029   $ 3,039    $ 3,263

----------
   * NAV and market value are published in THE WALL STREET JOURNAL each Monday. # The ratios of operating expenses, including interest expense, to average net assets were 3.01%+++,  3.06%,  5.86%,  3.59%, 2.58%, and 3.12%, for the
     periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.01%+++, 3.18%, 5.97%, 3.66%, 2.74%, and 3.41% for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.
     The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES    The  BlackRock  Advantage  Term  Trust Inc.  (the
                               "Trust"),   a   Maryland    corporation,   is   a
diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in theform of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with BlackRock  Financial  Management,  Inc., (the
"Adviser"), a wholly owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets through December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term   investments  and  dollar
                              rolls,  for the six  months  ended  June 30,  1997
aggregated $51,297,727 and $29,862,695, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1997, the Trust held 5.3% of its portfolio assets in securities restricted as to resale including 5.3% in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at June 30, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $5,745,650 (gross unrealized appreciation-$6,865,331; gross unrealized depreciation- $1,119,681).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of approximately $3,590,700, of which $36,900 expires in 2001 and $3,553,800 expires in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   During the six months ended June 30, 1997, the Trust entered into financial futures contracts. Details of the open contracts at June 30, 1997 are as follows:

                                      VALUE AT   VALUE AT
NUMBER OF                EXPIRATION    TRADE     JUNE 30,     UNREALIZED
CONTRACTS      TYPE         DATE        DATE      1997       DEPRECIATION
---------      ----         ----        ----      ----       ------------
                Short
              Position:
               10 yr-       Sept
 354           T-Note       1997    $38,639,920 $38,904,938   ($265,018)
                                                               ========

NOTE 4. BORROWINGS            REVERSE REPURCHASE AGREEMENTS: The Trust may enter
                              into reverse repurchase agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $37,157,855 at a weighted average interest rate of approximately 5.44%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1997 was $47,752,250 as of April 30, 1997 which was 33.0% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1997.

NOTE 5. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock  authorized.  Of the 9,510,667 shares
outstanding at June 30, 1997, the Adviser owned 10,667 shares.

NOTE 6. DIVIDENDS             Subsequent   to  June  30,  1997,   the  Board  of
                              Directors  of the Trust  declared a dividend  from
undistributed earnings of $0.052083 per share payable July 31, 1997, to shareholders of record on July 15, 1997.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters:

  (1) To elect four Directors to serve as follows:

      DIRECTOR                                             CLASS             TERM           EXPIRING
      -------                                              -----             -----           -------
      Andrew F. Brimmer .................................   III             3 years           2000
      Kent Dixon ........................................   III             3 years           2000
      Laurence D. Fink ..................................   III             3 years           2000
      Walter F. Mondale .................................   II              2 years           1999

      Directors whose term of office  continues  beyond this meeting are Richard
      E. Cavanagh, James Grosfeld, James Clayburn LaForce, Jr., Frank J. Fabozzi, and Ralph L. Schlosstein.

  (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1997.

  (3) To approve a new investment advisory agreement with BlackRock Financial Management, Inc.

      Shareholders elected the four Directors, ratified the selection of Deloitte & Touche LLP, and ratified the new investment advisory agreement. The results of the voting was as follows:

                                                            VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                            ---------       -------------     -----------
       Andrew F. Brimmer ................................   4,659,971             0             263,685
       Kent Dixon .......................................   4,661,779             0             261,877
       Laurence D. Fink .................................   4,661,779             0             261,877
       Walter F. Mondale ................................   4,628,160             0             295,496
       Ratification of Deloitte & Touche LLP ............   4,673,424           114,493         135,738
       Ratification of new investment advisory agreement.   3,632,185         1,084,516         206,955

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):      Mortgage  instruments  with interest rates that
                                 adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.


ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED MORTGAGE
  OBLIGATIONS(CMOS):             Mortgage-backed   securities   which   separate
                                 mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

DIVIDEND:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders  may  elect to have all  dividends
                                 and     distributions    of    capital    gains
                                 automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):  Mortgage   securities  that  receive  only  the
                                 interest cash flows from an underlying  pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as a strip.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:    Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O): Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

PROJECT LOANS:                   Mortgages    for    multi-family,    low-    to
                                 middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE REPURCHASE
  AGREEMENTS:                    In a reverse  repurchase  agreement,  the Trust
                                 sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIP MORTGAGE-BACKED
  SECURITIES:                    Arrangements  in  which  a pool  of  assets  is
                                 separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Frank Smith, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1997 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.



                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[Logo] Printed on recycled paper                      09247-A10 1







THE BLACKROCK
ADVANTAGE
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1997

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